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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 15, 2003
                               (AUGUST 11, 2003)



                           OMNI ENERGY SERVICES CORP.
             (Exact name of registrant as specified in its charter)


       LOUISIANA                      0-23383                    72-1395273
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
     of incorporation)                                       Identification No.)


                              4500 NE INTERSTATE 49
                            CARENCRO, LOUISIANA 70520
               (Address of principal executive offices) (Zip Code)

                                 (337) 896-6664
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On August 11, 2003, OMNI Energy Services Corp. ("the Company") dismissed Ernst & Young LLP ("Ernst & Young") as the Company's independent public accountants and on August 11, 2003 engaged Fitts Roberts & Co., P.C. ("Fitts Roberts") as the Company's independent public accountants for the fiscal year ending December 31, 2003, effective immediately. These actions were approved by the Audit Committee of the Board of Directors of the Company.

         Ernst & Young's report on the Company's Financial Statements for the fiscal year ended December 31, 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         Arthur Andersen's report on the Company's Financial Statements for the fiscal year ended December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

         During fiscal year ended December 31, 2002 and through the date hereof, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused Ernst & Young to make reference to the subject matter in connection with its report on the Company's Financial Statements for such years. There were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

         During fiscal year ended December 31, 2001, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its report on the Company's Financial Statements for such years. There were no reportable events as defined in Item 304 (a)(1)(v) of Regulation S-K.

      The Company provided Ernst & Young and Arthur Andersen with a copy of the foregoing disclosures and requested that each furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with such disclosures and, if not, stating the respects in which it does not agree. Arthur Andersen has informed the Company that due to its current difficulties it will be unable to respond to the Company's filing stating its agreement with such statements. A copy of Ernst & Young's letter stating its agreement with such statements, dated August 15, 2003, is filed as Exhibit 16 to this Form 8-K.

         During the fiscal years ended December 31, 2002 and 2001, and through the date hereof, the Company did not consult Fitts Roberts with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Financial Statements, or any matters or reportable events as set forth in Items 304 (a)(2)(i) and (ii) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this report:

Exhibit 16 Letter from Ernst & Young LLP to the Securities and Exchange Commission dated August 15, 2003.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               OMNI ENERGY SERVICES CORP.
Dated:  August 15, 2003

                                               By: /s/ G. Darcy Klug
                                                   -----------------------------
                                                   G. Darcy Klug
                                                   Chief Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NUMBER                         NAME
     16           Letter from Ernst & Young LLP to the Securities and Exchange
                  Commission dated August 15, 2003.